SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 26, 2003

(Date of earliest event reported)

TIVO INC.

(exact name of registrant as specified in its charter)

Delaware	Commission File: 000-27141	77-0463167
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

2160 Gold Street

P.O. Box 2160

Alviso, California 95002

(Address of Principal executive offices, including zip code)

(408) 519-9100

(Registrant’s telephone number, including area code)

ITEM 5.  OTHER EVENTS

On June 26, 2003, we announced a $27.3 million underwritten public offering of approximately 2.9 million shares of our common stock, par value $.001 per share, at a public offering price of $9.50 per share. The shares of common stock were registered pursuant to our universal shelf registration statement on Form S-3 (File No. 333-53152) under the Securities Act of 1933, as amended, as supplemented by a registration statement on Form S-3 (File No. 333-106507) filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

The offering is expected to close on July 1, 2003 with net proceeds to the company of approximately $26 million after deducting underwriting discounts and our estimated offering expenses. We intend to use the net proceeds primarily to create additional cash reserves and supplement working capital. We may from time to time also use a portion of the net proceeds for funding research and development, sales and marketing, reducing indebtedness, and capital expenditures. However, we do not currently intend to use the proceeds to increase expenses or capital expenditures.

The Underwriting Agreement, dated as of June 26, 2003 by and between the Company and Deutsche Bank Securities and the press release, dated June 26, 2003 announcing the transaction, are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into this report.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, the expected closing date of the common stock offering. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “believe,” “expect,” “may,” “will,” “intend,” “estimate,” “continue,” or similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays in development, competitive service offerings and lack of market acceptance, as well as the “Factors That May Affect Future Operating Results” and other risks detailed in our Annual Report on Form 10-K for the period ended January 31, 2003, as amended, and the Quarterly Report on Form 10-Q for the period ended April 30, 2003, filed with the Securities and Exchange Commission. We caution you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. We disclaim any obligation to update these forward-looking statements.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated June 26, 2003, by and between TiVo Inc. and Deutsche Bank Securities Inc..
99.1	Press Release of TiVo Inc., dated June 26, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVO INC.

Date: June 26, 2003	By:	/s/ David H. Courtney
David H. Courtney Chief Financial Officer and Executive Vice President, Worldwide Operations and Administration (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated June 26, 2003, by and between TiVo Inc. and Deutsche Bank Securities Inc.
99.1	Press Release of TiVo Inc., dated June 26, 2003.